DISCO Announces Second Quarter 2025 Financial Results

Total Revenue of $38.1 Million, A Year over Year Increase of 6%
AUSTIN, Texas - August 6, 2025 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its second quarter ended June 30, 2025.

"I'm pleased to announce another quarter of accelerating results - including double-digit growth in software revenue, continued expansion of large matters on our platform and ongoing traction with our largest customers," said Eric Friedrichsen, CEO of DISCO. "As we move into the second half of 2025, we're encouraged by these trends as we continue to innovate from the front of litigation technology and services."

Second Quarter 2025 Financial Highlights:

•Software revenue was $32.7 million, up 12% compared to the second quarter of 2024.
•Total revenue was $38.1 million, up 6% compared to the second quarter of 2024.
•GAAP net loss was $10.8 million, consistent with the second quarter of 2024.
•Adjusted EBITDA was $(2.7) million, compared to $(4.7) million in the second quarter of 2024.

Recent Business Highlights:

•Expansion of Auto Review: DISCO launched Auto Review, its generative AI automated review tool, in the European Union and the United Kingdom.
•Searchable AV Transcriptions: DISCO launched Searchable AV Transcriptions, a tool that allows customers to automatically convert audio and video files into searchable, reviewable text.
•Cecilia AI Platform Adoption: From December 2024 to June 2025, DISCO has experienced a 150% increase in multi-terabyte matters that are leveraging its Cecilia AI Platform.

Third Quarter and Full Year 2025 Financial Outlook

As of August 6, 2025, DISCO is issuing the following outlook for the third quarter of 2025 and increasing its outlook for fiscal year 2025:

Third quarter of 2025:

•Software revenue in the range of $32.75 million - $33.75 million.
•Total revenue in the range of $37.5 million - $39.5 million.
•Adjusted EBITDA in the range of $(5.0) million - $(3.0) million.

Fiscal year 2025:

•Software revenue in the range of $128.0 million - $134.0 million.
•Total revenue in the range of $148.0 million - $158.0 million.
•Adjusted EBITDA in the range of $(17.0) million - $(13.0) million.

DISCO’s third quarter and fiscal year 2025 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Chief Financial Officer Transition

Michael Lafair will step down from his role as Chief Financial Officer at DISCO. He will remain CFO until the end of the year unless a successor is appointed sooner. After that time, Michael will be an advisor to DISCO. An external search for his successor is underway.

“Since joining the Company in 2018, Michael has played a critical role in transforming DISCO from an early-stage startup to a successful public company, leading DISCO through multiple private funding rounds, its IPO, and its secondary offering,” said Eric Friedrichsen, CEO of DISCO. “I look forward to working with Michael over the coming months to continue to drive the success of the business and in the search for and transition to his successor.”

“My time at DISCO has been an amazing journey, and it’s a privilege to work alongside such a talented and dedicated team,” said Michael Lafair. “I’m immensely proud of what we have been able to achieve to this point and I’m looking forward to helping the next successful chapter of DISCO unfold.”

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, August 6, 2025, to discuss its second quarter financial results and business highlights. The conference call can be accessed by dialing (888) 300-4030 from the United States or +1 (646) 970-1443 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Wednesday, August 27, 2025, a telephone replay will be available by dialing (800) 770-2030 from the United States, or +1 (609) 800-9909 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides comprehensive, innovative solutions for modern litigation. We create and service an intuitive, cloud-native platform at the forefront of litigation technology, backed by the partnership of expert professional services and support. Leveraging the latest in AI to help law firms and corporations achieve smarter outcomes faster, our scalable products and tools allow customers to simplify everyday tasks and tackle complex matters at every stage of litigation.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; expenses associated with stockholder litigation; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-

GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, expenses associated with stockholder litigation, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and DISCO’s strategies and business initiatives. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to grow our partner ecosystem and maintain existing strategic relationships with law firms, legal services providers and our other partners; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our product offerings are used, and any shortfall of large matters on our platform; (xi) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our product offerings; (xii) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xiii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiv) our ability to compete effectively with existing competitors and new market entrants; (xv) the impact of general macroeconomic conditions, such as fluctuations in inflation and interest rates and the imposition of tariffs in the United States and abroad, on our or our customers’ businesses; and (xvi) the impact that global events, such as the Russia-Ukraine war and conflict in the Middle East, and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 7, 2025. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Condensed Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	June 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$21,672	$52,771
Short-term investments	92,817	76,356
Accounts receivable, net	23,861	23,117
Prepaid expenses and other current assets	4,566	4,692
Total current assets	142,916	156,936
Property and equipment, net	7,665	7,878
Operating lease right-of-use assets	7,270	8,388
Other intangible assets, net	296	400
Goodwill	5,898	5,898
Other assets	827	820
Total assets	$164,872	$180,320
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,122	$3,994
Accrued expenses	6,187	5,947
Accrued salary and benefits	5,809	9,127
Deferred revenue	3,493	4,296
Operating leases	2,514	2,288
Finance leases	43	42
Total current liabilities	21,168	25,694
Operating leases, non-current	5,566	6,855
Finance leases, non-current	94	116
Other liabilities	149	141
Total liabilities	26,977	32,806
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of June 30, 2025 and December 31, 2024	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of June 30, 2025 and December 31, 2024; 61,690 and 60,329 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	309	302
Additional paid-in capital	457,229	444,601
Accumulated other comprehensive income	(8)	41
Accumulated deficit	(319,635)	(297,430)
Total stockholders’ equity	137,895	147,514
Total liabilities and stockholders’ equity	$164,872	$180,320

CS DISCO, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue	$38,106	$36,005	$74,759	$71,576
Cost of revenue	9,683	9,288	19,186	18,140
Gross profit	28,423	26,717	55,573	53,436
Operating expenses:
Research and development	13,968	12,888	28,225	24,967
Sales and marketing	15,241	15,498	29,768	31,306
General and administrative	11,024	10,715	22,000	21,879
Total operating expenses	40,233	39,101	79,993	78,152
Loss from operations	(11,810)	(12,384)	(24,420)	(24,716)
Interest and other income, net	1,208	1,655	2,562	3,491
Loss from operations before income taxes	(10,602)	(10,729)	(21,858)	(21,225)
Income tax provision	(210)	(105)	(347)	(191)
Net loss attributable to common stockholders	$(10,812)	$(10,834)	$(22,205)	$(21,416)
Unrealized loss on investments	(9)	—	(49)	—
Comprehensive loss	$(10,821)	$(10,834)	$(22,254)	$(21,416)
Net loss per share attributable to common stockholders, basic and diluted	$(0.18)	$(0.18)	$(0.36)	$(0.35)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	61,245	59,815	60,913	60,508

CS DISCO, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2025	2024
Cash flow from operating activities:
Net loss	$(22,205)	$(21,416)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	1,829	2,103
Stock-based compensation	12,357	11,731
Charge to allowance for credit losses	1,097	1,126
Gain on disposal of long-lived assets	—	(2)
Non-cash operating lease costs	1,118	771
Amortization of premium on short-term investments	(1,707)	—
Other	(103)	—
Changes in operating assets and liabilities:
Accounts receivable	(1,840)	533
Prepaid expenses and other current assets	125	984
Other long-term assets	—	14
Accounts payable	(749)	(816)
Accrued expenses and other	(2,716)	(1,365)
Deferred revenue	(803)	(767)
Operating lease liabilities	(1,062)	(796)
Other liabilities	(60)	(80)
Net cash used in operating activities	(14,719)	(7,980)
Cash flow from investing activities:
Purchases of property, equipment and capitalized software development costs	(1,490)	(1,346)
Purchases of short-term investments	(91,940)	—
Maturities of short-term investments	77,138	—
Proceeds from disposal of equipment	4	2
Net cash used in investing activities	(16,288)	(1,344)
Cash flow from financing activities:
Proceeds from exercise of stock options	29	18
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	240	360
Repurchase of common stock related to net share settlement	(44)	(71)
Repurchase of common stock related to share repurchase program	—	(20,052)
Cash paid for acquisitions	(296)	(457)
Principal payments on finance lease obligations	(21)	(20)
Net cash used in financing activities	(92)	(20,222)
Net decrease in cash and cash equivalents:	(31,099)	(29,546)
Cash and cash equivalents at beginning of period	52,771	159,551
Cash and cash equivalents at end of period	$21,672	$130,005
Supplemental disclosure:
Cash paid for taxes	$931	$464
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$42	$79

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss	$(10,812)	$(10,834)	$(22,205)	$(21,416)
Depreciation and amortization expense	902	1,028	1,829	2,103
Income tax provision	210	105	347	191
Interest and other, net	(1,208)	(1,655)	(2,562)	(3,491)
Stock-based compensation expense	6,478	6,058	12,357	11,731
Payroll tax expense on employee stock transactions	161	178	311	371
Expenses associated with stockholder litigation	1,581	384	2,146	583
Adjusted EBITDA	$(2,688)	$(4,736)	$(7,777)	$(9,928)
Adjusted EBITDA margin	(7)%	(13)%	(10)%	(14)%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cost of revenue	$9,683	$9,288	$19,186	$18,140
Non-GAAP adjustments:
Stock-based compensation expense	(562)	(432)	(1,061)	(817)
Non-GAAP cost of revenue	$9,121	$8,856	$18,125	$17,323
Non-GAAP gross profit	$28,985	$27,149	$56,634	$54,253
Non-GAAP gross margin	76%	75%	76%	76%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Research and development	$13,968	$12,888	$28,225	$24,967
Non-GAAP adjustments:
Stock-based compensation expense	(2,244)	(2,084)	(4,287)	(4,176)
Non-GAAP research and development	$11,724	$10,804	$23,938	$20,791
Non-GAAP research and development as a % of revenue	31%	30%	32%	29%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Sales and marketing	$15,241	$15,498	$29,768	$31,306
Non-GAAP adjustments:
Stock-based compensation expense	(1,478)	(1,171)	(2,822)	(2,251)
Non-GAAP sales and marketing	$13,763	$14,327	$26,946	$29,055
Non-GAAP sales and marketing as a % of revenue	36%	40%	36%	41%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
General and administrative	$11,024	$10,715	$22,000	$21,879
Non-GAAP adjustments:
Stock-based compensation expense	(2,194)	(2,371)	(4,187)	(4,487)
Expenses associated with stockholder litigation	(1,581)	(384)	(2,146)	(583)
Non-GAAP general and administrative	$7,249	$7,960	$15,667	$16,809
Non-GAAP general and administrative as a % of revenue	19%	22%	21%	23%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Loss from operations	$(11,810)	$(12,384)	$(24,420)	$(24,716)
Operating margin	(31)%	(34)%	(33)%	(35)%
Non-GAAP adjustments:
Stock-based compensation expense	6,478	6,058	12,357	11,731
Expenses associated with stockholder litigation	1,581	384	2,146	583
Non-GAAP loss from operations	$(3,751)	$(5,942)	$(9,917)	$(12,402)
Non-GAAP operating margin	(10)%	(17)%	(13)%	(17)%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Net loss attributable to common stockholders	$(10,812)	$(10,834)	$(22,205)	$(21,416)
Non-GAAP adjustments:
Stock-based compensation expense	6,478	6,058	12,357	11,731
Expenses associated with stockholder litigation	1,581	384	2,146	583
Non-GAAP net loss attributable to common stockholders	$(2,753)	$(4,392)	$(7,702)	$(9,102)
Non-GAAP net loss attributable to common stockholders per share, basic and diluted	$(0.04)	$(0.07)	$(0.13)	$(0.15)
Weighted average shares used to compute basic and diluted net loss per share	61,245	59,815	60,913	60,508
Non-GAAP net loss attributable to common stockholders as a % of revenue	(7)%	(12)%	(10)%	(13)%